Commitments And Contingencies	12 Months Ended
May 01, 2011
Commitments And Contingencies
Commitments And Contingencies

Note 14.	Commitments and Contingencies

As part of its ongoing operations, the Company enters into arrangements that obligate it to make future payments to various parties. Some of these contractual and other cash obligations are not reflected on the balance sheet due to their nature. Such obligations include operating leases, grower commitments and purchase commitments.

Lease Commitments. The Company leases certain property, equipment and office and plant facilities. At May 1, 2011, the aggregate minimum rental payments required under non-cancelable operating leases were as follows (in millions):

2012	$50.2
2013	40.5
2014	33.0
2015	30.6
2016	22.3
Thereafter	58.8

Rent expense related to operating leases was comprised of the following (in millions):

	Successor	Predecessor
	March 8, 2011 through May 1, 2011	May 3, 2010 through March 7, 2011	Fiscal 2010	Fiscal 2009
Minimum rentals	$7.2	$49.4	$53.3	$49.9
Contingent rentals	2.4	17.4	20.2	20.2

	$9.6	$66.8	$73.5	$70.1

Supply Agreements. The Company has long-term supply agreements with two suppliers covering the purchase of metal cans and ends. The agreement with Impress was amended and restated January 23, 2008, and as described in Note 4, this agreement was bifurcated in connection with the sale of the StarKist Seafood Business in October 2008. Currently, this agreement grants Impress the exclusive right, subject to certain specified exceptions, to supply metal cans and ends for pet products. The agreement included certain minimum volume purchase requirements and guaranteed a certain minimum financial return to Impress until August 13, 2010. Total expenditures for cans and ends for pet food products under this agreement, were $10.0 million, $68.1 million, $87.1 million and $96.1 million for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, respectively. As of May 1, 2011, the Company has committed to make purchases of approximately $14.0 million in fiscal 2012. The Impress agreement expires December 31, 2015.

The Company is a party to a supply agreement, effective as of January 1, 2010, with Silgan Containers LLC ("Silgan") which relates to Silgan's provision of metal cans and ends used for fruit, vegetable, tomato and broth products. Under the agreement and subject to certain specified exceptions, the Company must purchase all of its United States metal food and beverage container requirements for fruit, vegetable, tomato and broth products from Silgan. Total purchases made under this agreement, which expires December 31, 2021, were $14.3 million, $199.7 million, $230.9 million and $249.9 million for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, respectively. As of May 1, 2011, the Company has committed to make purchases of approximately $41.1 million in fiscal 2012.

Pricing under the Impress agreement and Silgan agreement is adjusted up to twice a year to reflect changes in metal costs and annually to reflect changes in the costs of manufacturing.

Grower Commitments. The Company has entered into non-cancelable agreements with growers, with terms ranging from one year to ten years, to purchase certain quantities of raw products, including fruit, vegetables and tomatoes. Total purchases under these agreements were $0.4 million, $153.3 million, $197.8 million and $178.3 million for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, respectively.

At May 1, 2011, aggregate purchase commitments under non-cancelable agreements with growers (priced at May 1, 2011 estimated costs) are estimated as follows (in millions):

2012	$138.8
2013	44.8
2014	31.9
2015	30.0
2016	29.9
Thereafter	73.8

Co-pack and Service Commitments. The Company has entered into non-cancelable agreements with co-packers and other service providers with commitments ranging from one year to five years. Total purchases under these agreements were $50.2 million, $281.1 million, $348.7 million and $323.8 million, for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, respectively.

The Company also has a co-pack and supply agreement to source the majority of its pineapple requirements. The agreement has an indefinite term subject to termination on three years' notice. Total purchases under this agreement were $4.8 million, $43.2 million, $48.7 million and $46.9 million for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, respectively.

At May 1, 2011, aggregate purchase commitments under non-cancelable agreements with co-packers and other service providers (including pineapple requirements) are estimated as follows (in millions):

2012	$251.2
2013	148.4
2014	57.8
2015	38.1
2016	0.3

Ingredients and other. The Company has purchase commitments with vendors for various ingredients and other items. Total commitments under these agreements were approximately $180.7 million as of May 1, 2011.

Union Contracts. As of May 1, 2011, the Company has 16 collective bargaining agreements with 15 union locals covering approximately 72% of its hourly full-time and seasonal employees. Of these employees, approximately 21% are covered under collective bargaining agreements scheduled to expire in fiscal 2012 and approximately 50% are covered under collective bargaining agreements scheduled to expire in fiscal 2013. These agreements are subject to negotiation and renewal.

Legal Proceedings

Shareholder Litigation Involving the Company

On November 25, 2010, Del Monte Foods Company announced that it had signed a definitive agreement (the "Merger Agreement") under which an investor group led by funds affiliated with Kohlberg Kravis Roberts & Co. L.P. ("KKR"), Vestar Capital Partners ("Vestar") and Centerview Capital L.P. ("Centerview") agreed to acquire all of the outstanding stock of Del Monte Foods Company for $19.00 per share in cash (the "Transaction"), subject to the conditions set forth in the Merger Agreement. Following the announcement of the Transaction, fifteen putative class action lawsuits (the "Shareholder Cases") relating to the Transaction were filed against Del Monte Foods Company, certain of its now-former officers and directors, and other parties including (in certain cases) Blue Merger Sub. Inc. ("Blue Sub"), the acquisition entity which, upon consummation of the Transaction, merged with and into Del Monte Foods Company, with Del Monte Foods Company continuing as the surviving corporation (the "Merger").

Two previously disclosed cases, which were among the original fifteen Shareholder Cases arising from the Transaction were voluntarily dismissed on June 6, 2011:

•

Heintz v. Wolford, et al. The Heintz case was filed by Sarah P. Heintz on behalf of herself and a putative class of shareholders against the Directors, Del Monte Foods Company, Parent and Blue Sub on December 20, 2010 in the United States District Court, Northern District of California; and

•

Faulkner v. Wolford, et al. The Faulkner case was filed by Dallas Faulkner on behalf of himself and a putative class of shareholders against the Directors, Del Monte Foods Company, Parent and Blue Sub on January 21, 2011 in the United States District Court, Northern District of California.

In addition, plaintiffs in two previously disclosed cases, which were also among the original fifteen Shareholder Cases arising from the Transaction filed requests for dismissal on March 4, 2011 and June 13, 2011, respectively:

•

Sinor v. Wolford, et al. The Sinor case was filed by James Sinor on behalf of himself and a putative class of shareholders against Del Monte Foods Company, the Directors, KKR, Vestar, Centerview (named as Centerview partners; together with KKR and Vestar, the "Sponsor Defendants"), Parent and Blue Sub on December 1, 2010 in Superior Court in San Francisco, California; and

•

Kaiman v. Del Monte Foods Co., et al. The Kaiman case was filed by Libby Kaiman on behalf of herself and a putative class of shareholders against Del Monte Foods Company, the Directors, the Sponsor Defendants, Parent and Blue Sub on December 1, 2010 in Superior Court in San Francisco, California.

As a result of the voluntary dismissals and orders consolidating other shareholder cases, only two of the original fifteen Shareholder Cases arising from the Transaction remain pending one of which has been stayed:

•

In re Del Monte Foods Company Shareholders Litigation (the "Delaware Shareholder Case"). The Delaware Shareholder Case was filed in the Delaware Court of Chancery and consolidated with other related cases filed in the same court. The latest complaint filed in the case asserts claims on behalf of lead Plaintiff NECA-IBEW Pension Fund and a putative class of shareholders against each of the now-former directors of Del Monte Foods Company (together, the "Directors"), the Company's former Chief Executive Officer in his capacity as such, Barclays Capital, Inc. ("Barclays"), the Sponsor Defendants, Blue Acquisition Group, Inc. ("Parent") and Blue Sub; and

•

Franklin v. Del Monte Foods Co., et al. The Franklin case was filed by Elisa J. Franklin on behalf of herself and a putative class of shareholders against the Directors, Del Monte Foods Company and the Sponsor Defendants on December 10, 2010 in Superior Court in San Francisco, California. On February 28, 2011, the Court in the Franklin case granted the motion of Del Monte Foods Company and the Directors to stay the proceeding pending resolution of the Delaware Shareholder Case, and the case remains stayed.

The plaintiff in the Delaware Shareholder Case, which is the only active and pending Shareholder Case, alleges that the Directors breached their fiduciary duties to the stockholders by agreeing to sell Del Monte Foods Company at a price that was unfair and inadequate and by agreeing to certain preclusive deal protection devices in the Merger Agreement. The plaintiff further alleges that the Sponsor Defendants, Parent, Blue Sub and Barclays aided and abetted the Directors' alleged breaches of fiduciary duties. In addition, the plaintiff asserts a claim for breach of fiduciary duty against the former Chief Executive Officer of Del Monte Foods Company in his capacity as an officer. The plaintiff also alleges that the Sponsor Defendants violated certain Confidentiality Agreements with Del Monte Foods Company, and that Barclays induced the Sponsor Defendants to violate the Confidentiality Agreements, committing tortious interference with contract. The plaintiff in the Franklin case asserts similar claims against the Directors, alleging that they breached their fiduciary duties of care and loyalty by, among other acts, agreeing to sell Del Monte Foods Company at an inadequate price, running an ineffective sale process that relied on conflicted financial advisors, agreeing to preclusive deal protection measures, and pursuing the Transaction for their own financial ends. The plaintiff in the Franklin case also asserts claims against the Sponsor Defendants and Del Monte Foods Company for aiding and abetting these alleged breaches of fiduciary duty.

Each of the complaints seeks injunctive relief, rescission of the Merger Agreement, compensatory damages, and attorneys' fees. The Company denies the plaintiffs' allegations and plans, as the successor to Del Monte Foods Company and Blue Sub, to vigorously defend against these claims.

The Company has a continuing obligation to defend and indemnify the Directors and the Company's former Chief Executive Officer for their legal fees and potential liability in the Shareholder Cases, subject to certain limitations under Delaware law or contract. Similarly, the Company may have contractual obligations to indemnify other parties to the Shareholder Cases and other matters arising out of the Transaction, subject to certain limitations under applicable law or contract. The Company has $50 million of director and officer insurance coverage for itself and the former directors and officers of Del Monte Foods Company. The insurers have reserved their rights with respect to coverage and have not agreed at this point that coverage is available for losses the Company may sustain as a result of the Shareholder Cases. The Company has accrued in the accompanying financial statements an amount equal to the current estimate of the Company's exposure in this matter. Given the inherent uncertainty associated with legal matters, the actual costs of resolving the Shareholder Cases may be substantially higher or lower than the established accrual. The amount that the Company may ultimately be responsible for in connection with the Shareholder Cases may vary based on a number of factors, including, final settlement or award amounts, the allocation of such amounts among the various parties to the litigation, insurance coverage and resolution with its carriers, indemnification obligations, the discovery of new or additional facts that impact the strength or weakness of the parties' claims and defenses and other factors.

On February 14, 2011, following expedited discovery and a preliminary injunction hearing in the Delaware Shareholder Case, the Court of Chancery entered an order preliminarily enjoining the shareholder vote on the Merger, which was scheduled to occur at a special meeting on February 15, 2011, for a period of 20 days. In addition, the Court of Chancery enjoined the parties, pending the vote on the Merger, from enforcing various provisions in the Merger Agreement, including the no-solicitation and match right provisions in Sections 6.5(b), 6.5(c), and 6.5(h), and the termination fee provisions relating to topping bids and changes in the board of directors' recommendations on the Merger in Section 8.5(b). The Court's order was conditioned upon the lead plaintiff's posting a bond in the amount of $1.2 million, which was posted on February 15, 2011.

The scheduled special meeting was convened on February 15, 2011. At such meeting, a quorum was determined to be present and, in accordance with the Court's ruling, the meeting was adjourned until March 7, 2011, without a vote on the Merger proposal. The special meeting was reconvened on March 7, 2011. At such meeting, a quorum was determined to be present and the Merger was approved. The Merger closed on March 8, 2011.

Following the closing of the Merger, on March 25, 2011, the plaintiff in the Delaware Shareholder Case filed an application for an interim attorneys' fee award in the amount of $12 million. On June 27, 2011, the Court of Chancery awarded the plaintiff's attorneys an interim fee award in the amount of $2.75 million for the supplemental disclosures that Del Monte Foods Company made in connection with the Merger. The Court of Chancery deferred decision regarding the balance of the fee application, which seeks fees in connection with the preliminary injunction and suspension of deal protections.

SEC Investigation

On February 18, 2011, the SEC directed the Company to preserve documents and records relating to recent potential or actual business combinations and preparation of Del Monte Foods Company's proxy statement relating to the Transaction. On March 4, 2011 the SEC requested that the Company voluntarily produce certain documents and records, which the Company has done on an ongoing basis. On May 23, 2011, the Company received a subpoena from the SEC requesting the same documents. The Company intends to continue to cooperate with the SEC in its investigation. The Company cannot at this time reasonably estimate a range of exposure, if any, of the potential liability.

Commercial Litigation Involving the Company

On December 17, 2010, a putative class action complaint was filed against us by Lydia Littlefield, on behalf of herself and all others similarly situated, in the U.S. District Court for the District of Massachusetts, alleging intentional misrepresentation, fraud, negligent misrepresentation, breach of express warranty, breach of the implied warranty of merchantability and unjust enrichment. Specifically, the complaint alleges that the Company engaged in false and misleading representation of certain of our canned fruit products in representing that these products are safe and healthy, when they allegedly contain substances that are not safe and healthy. The plaintiffs seek certification of the class, injunctive relief, damages in an unspecified amount and attorneys' fees. The Company intends to deny these allegations and vigorously defend itself. On April 19, 2011, the U.S. Judicial Panel on Multidistrict Litigation issued an order consolidating Littlefield with several similar consumer class actions filed in other jurisdictions (in which the Company is not a defendant) in U.S. District Court for the District of Massachusetts. The Company cannot at this time reasonably estimate a range of exposure, if any, of the potential liability.

On September 30, 2010, a putative class action complaint was served against the Company, to be filed in Hennepin County, Minnesota, alleging wage and hour violations of the Fair Labor Standards Act ("FLSA"). The complaint was served on behalf of five named plaintiffs and all others similarly situated at a manufacturing facility in Minnesota. Specifically, the complaint alleges that the Company violated the FLSA and state wage and hour laws by failing to compensate plaintiffs and other similarly situated workers unpaid overtime. The plaintiffs are seeking compensatory and statutory damages. Additionally, the plaintiffs are seeking class certification. On November 5, 2010, in connection with the Company's removal of this case to the U.S. District Court for the District of Minnesota, the complaint was filed along with the Company's answer. The Company also filed a motion for partial dismissal on November 5, 2010. On November 30, 2010, the parties jointly stipulated that the causes of action in plaintiff's complaint for unjust enrichment and quantum meruit would be dismissed without prejudice and further stipulated that the cause of action under the Minnesota minimum wage law would be dismissed without prejudice. The Company denies plaintiffs' allegations and plans to vigorously defend itself. The Company cannot at this time reasonably estimate a range of exposure, if any, of the potential liability.

On October 13, 2009, Kara Moline and Debra Lowe filed a class action complaint against the Company in San Francisco Superior Court, alleging violations of California's False Advertising Act, Unfair Competition Law, and Consumer Legal Remedies Act. Specifically, the plaintiffs alleged that the Company engaged in false and misleading advertising in the labeling of Nature's Recipe Farm Stand Selects dog food. The plaintiffs sought injunctive relief, disgorgement of profits in an undisclosed amount, and attorneys' fees. Additionally, the plaintiffs sought class certification. The parties reached a settlement agreement that was approved by the Court on November 9, 2010. Under the settlement, the Company paid $0.2 million and agreed to modify the labels of the relevant products in the future.

On October 14, 2008, Fresh Del Monte Produce Inc. ("Fresh Del Monte") filed a complaint against the Company in U.S. District Court for the Southern District of New York. Fresh Del Monte amended its complaint on November 5, 2008. Under a trademark license agreement with the Company, Fresh Del Monte holds the rights to use the Del Monte name and trademark with respect to fresh fruit, vegetables and produce throughout the world (including the United States). Fresh Del Monte alleges that the Company breached the trademark license agreement through the marketing and sale of certain of its products sold in the refrigerated produce section of customers' stores, including Del Monte Fruit Naturals products and the more recently introduced Del Monte Refrigerated Grapefruit Bowls. Additionally, Fresh Del Monte alleges that it has the exclusive right under the trademark license agreement to sell Del Monte branded pineapple, melon, berry, papaya and banana products in the refrigerated produce section. Fresh Del Monte also alleges that the Company's advertising for certain of the alleged infringing products was false and misleading. Fresh Del Monte is seeking damages of $10.0 million, treble damages with respect to its false advertising claim, and injunctive relief. On October 14, 2008, Fresh Del Monte filed a motion for a preliminary injunction, asking the Court to enjoin the Company from making certain claims about its refrigerated products. On October 23, 2008, the Court denied that motion. The Company denies Fresh Del Monte's allegations and is vigorously defending itself. Additionally, on November 21, 2008, the Company filed counter-claims against Fresh Del Monte, alleging that Fresh Del Monte has breached the trademark license agreement. Specifically, the Company alleges, among other things, that Fresh Del Monte's "medley" products (vegetables with a dipping sauce or fruit with a caramel sauce) violate the trademark license agreement. On November 10, 2010, Fresh Del Monte filed a motion for partial summary judgment. On December 8, 2010, the Company filed an opposition to that motion. The Court has not scheduled a hearing date. The Company cannot at this time reasonably estimate a range of exposure, if any, of the potential liability.

Pet Food Products-Related Litigation

Beginning with the pet food recall announced by Menu Foods, Inc. in March 2007, many major pet food manufacturers, including the Company, announced recalls of select products. The Company believes there have been over 90 class actions and purported class actions relating to these pet food recalls. The Company was named as a defendant in seven class actions or purported class actions related to its pet food and pet snack recall, which it initiated March 31, 2007.

The Company was a defendant in the following cases:

•	Carver v. Del Monte filed on April 4, 2007 in the U.S. District Court for the Eastern District of California;

•	Ford v. Del Monte filed on April 7, 2007 in the U.S. District Court for the Southern District of California;

•	Hart v. Del Monte filed on April 10, 2007 in state court in Los Angeles, California;

•	Picus v. Del Monte filed on April 30, 2007 in state court in Las Vegas, Nevada;

•	Blaszkowski v. Del Monte filed on May 9, 2007 in the U.S. District Court for the Southern District of Florida;

•	Schwinger v. Del Monte filed on May 15, 2007 in the U.S. District Court for the Western District of Missouri; and

•	Tompkins v. Del Monte filed on July 13, 2007 in the U.S. District Court for the District of Colorado.

The named plaintiffs in these seven cases alleged that their pets suffered injury and/or death as a result of ingesting the Company's and other defendants' allegedly contaminated pet food and pet snack products. The Picus and Blaszkowski cases also contained allegations of false and misleading advertising by the Company.

By order dated June 28, 2007, the Carver, Ford, Hart, Schwinger, and Tompkins cases were transferred to the U.S. District Court for the District of New Jersey and consolidated with other purported pet food class actions under the federal rules for multi-district litigation. The Blaszkowski and Picus cases were not consolidated.

The Multi-District Litigation Cases. The plaintiffs and defendants in the multi-district litigation cases, including the five consolidated cases in which we were a defendant, tentatively agreed to a settlement that was submitted to the U.S. District Court for the District of New Jersey on May 22, 2008. On May 30, 2008, the Court granted preliminary approval to the settlement. Pursuant to the Court's order, notice of the settlement was disseminated to the public by mail and publication beginning June 16, 2008. Members of the class were allowed to opt-out of the settlement until August 15, 2008. On November 19, 2008, the Court entered orders approving the settlement, certifying the class and dismissing the complaints against the defendants, including the Company. The total settlement was $24.0 million. The portion of the Company's contribution to this settlement was $0.25 million, net of insurance recovery, which the Company has paid. Four class members have filed objections to the settlement, which objections have been denied by the Court. On December 3, 2008 and December 12, 2008, these class members filed Notices of Appeal. After the Court of Appeals granted the appeal in part, denied the appeal in part and remanded the matter for further proceedings, the District Court approved the settlement on April 5, 2011.

The Blaszkowski Case. On April 11, 2008, the plaintiffs in the Blaszkowski case filed their fourth amended complaint. On September 12, 2008 and October 9, 2008, plaintiffs filed stipulations of dismissal with respect to their complaint against certain of the defendants, including the Company. The U.S. District Court for the Southern District of Florida entered such requested dismissals on such dates, resulting in the dismissal of all claims against the Company.

The Picus Case. The plaintiffs in the Picus case sought certification of a class action as well as unspecified damages and injunctive relief against further distribution of the allegedly defective products. On October 12, 2007, the Company filed a motion to dismiss in the Picus case. The state court in Las Vegas, Nevada granted the Company's motion in part and denied the Company's motion in part. On December 14, 2007, other defendants in the case filed a motion to deny class certification. On March 16, 2009, the Court granted the motion to deny class certification. On March 25, 2009, the plaintiffs filed an appeal of the Court's decision. On June 30, 2009, the Court of Appeals denied plaintiffs' appeal. By order dated February 1, 2011, the Company was dismissed from this lawsuit.

Other

Del Monte is also involved from time to time in various legal proceedings incidental to its business, including proceedings involving product liability claims, workers' compensation and other employee claims, tort claims and other general liability claims, for which the Company carries insurance, as well as trademark, copyright, patent infringement and related litigation. Additionally, Del Monte is involved from time to time in claims relating to environmental remediation and similar events. While it is not feasible to predict or determine the ultimate outcome of these matters, the Company believes that none of these legal proceedings will have a material adverse effect on its financial position.